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                                                                   EXHIBIT 10.19


DATE                              May 8th, 1997


                          ROYAL LIVER ASSURANCE LIMITED

                                       and

                               PLANTRONICS LIMITED



                                     LEASE



                              of premises known as

              Unit C Plot 5 Interface Business Park Bincknoll Lane

                            Wootton Bassett Wiltshire







                                  PHILIP G OWEN
                         3RD FLOOR, ROYAL LIVER BUILDING
                                    PIER HEAD
                                LIVERPOOL L3 1JH


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THIS LEASE is made the eight day of May 1997

BETWEEN ROYAL LIVER ASSURANCE LIMITED whose registered office is at Royal Liver Building Pier Head Liverpool L3 1HT (hereinafter called the "Landlord" which expression shall where the context so admits include the estate owner for the time being of the reversion of the premises hereby demised expectant on the term hereby granted) of the one part and PLANTRONICS LIMITED whose registered office is at 236 Grays Inn Road London WCIX 8HB Company Registration Number: 1773891 (hereinafter called the "Tenant" which expression shall where the context so admits include the estate owner for the time being in respect of the term hereby granted) of the other part

1       DEFINITIONS

        1.1 "Demised Premises" means the premises described in the First Schedule hereto

        1.2     "the Plan" means the plan annexed to this lease

        1.3 "Term" shall be a term of years commencing on the date hereof and expiring on the 28th September 2015

        1.4 "Service Media" means the common watercourses water supply pipes waste water pipes soil pipes drains sewers gutters downpipes gas pipes fuel pipes oil pipes electricity cables telephone cables sprinklers ducts conduits flues wires and all other conducting media plant equipment and apparatus for the provision or supply of services serving the Development or any part thereof including (but not serving exclusively) the Demised Premises and where applicable serving in common any adjoining or adjacent building or premises

        1.5 "Planning Law" means every law for the time being in force by virtue of the Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning (Hazardous Substances) Act 1990, and the Planning and Compensation Act 1991

        1.6 "Interest" means an amount or amounts equivalent to Four per cent per annum above the Base Rate of National Westminster Bank PLC for the time being in force (except in respect of Clause 7 ) where the rate shall be the base rate as aforesaid) (or if such Base Rate shall no longer be readily ascertainable a rate of interest of at least Ten per cent per


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                annum specified by the Landlord as representing its opinion of the equivalent rate) calculated on a daily basis from the due date for payment to the day of actual payment thereof (whether before or after judgement) compounded quarterly on each usual quarter day (and so in proportion for part of a quarter)

        1.7 "Common Parts" means all car parking areas forecourts and loading and unloading and service areas (whether used exclusively or otherwise) and also all parts of the Development which do not from time to time comprise Lettable Units and which are intended for general use or use by more than one occupier of the Development including without prejudice to the generality of the foregoing all the following which may from time to time be comprised in or appurtenant to the Development the roadways paths pavements vehicular and pedestrian ways court yards loading unloading and parking areas the Service Media retaining party and perimeter walls palisades landscaped areas gates fences fire escape ways ramps signs and notice boards storage areas refuse collection and disposal areas and parking areas

        1.8     "Service Charge" means:-

                1.8.1 43 per cent of any service charge payments demanded of the Landlord or paid or incurred by the Landlord pursuant to the terms of the Transfer dated the 2nd January 1990 made between (1) Trafalgar House Business Parks Limited and (2) Canynge Bicknell Limited

                1.8.2 43 per cent of all sums incurred by or demanded of the Landlord for the maintenance repair renewal cleansing and lighting of the roadway shown coloured brown on the Plan and also all service media which serve the Development

        1.9 "Development" means the land (of which the Demised Premises form part) and all buildings and other structures of whatsoever nature from time to time erected thereon or on some part or parts thereof and the appurtenances thereof which land is known as Plot 5 Interface Business Park Bincknoll Lane Wootton Bassett and for the purpose of identification only is shown edged green on the Plan

        1.10 "Lettable Unit" means any unit of accommodation forming part of the Development which is or is intended by the Landlord at any material time to be the subject matter of a separate letting


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        1.11    "Landlord's Surveyors" means such surveyors or other staff
                (whether or not retained or employed by the Landlord) who shall fulfil the functions allocated to them by this Lease

        1.12 "Insured Risks" means loss or damage (other than in the case of war invasion ionising and other radiation or other similar cause for which the Demised Premises or any premises of which the Demised Premises form part are not covered under the Landlord's insurance policy or policies for the time being and subject to such exclusions and limitations as may be imposed by the insurers) by fire explosion storm tempest flood impact malicious damage property owners liability and (in times of peace) aircraft and articles dropped or falling therefrom and also against third party risks and such other risks and perils as the Landlord shall in its absolute discretion determine including three years loss of rent (including estimated increases upon review) and an additional sum to cover the cost of debris removal demolition site clearance Architects and Surveyors fees liability to pay charges or fees upon the submission of applications for planning permission or other consents which may be required for reinstatement and Value Added Tax thereon including insurance revaluation fees

        1.13    "the 1995 Act" means the Landlord and Tenant (Covenants) Act
                1995

        1.14 "Unit A" means Unit A Plot 5 Interface Business Park Bincknoll Lane edged blue on the Plan

2 IN CONSIDERATION of the rents hereby reserved and the covenants and conditions herein contained on the part of the Tenant the Landlord HEREBY DEMISES unto the Tenant the Demised Premises which expression shall include all alterations additions and improvements at any time and from time to time made thereto and all fixtures and fittings plant and machinery and any new buildings erected thereon during the Term TOGETHER WITH so far as the Landlord has power to grant the same (in common with the Landlord and all other persons authorised by the Landlord or entitled thereto) the rights (if any) set out in the Second Schedule hereto EXCEPTING AND RESERVING to the Landlord the rights set out in the Third Schedule hereto and SUBJECT TO and with the benefit of any matters contained or referred to in the registers of title number WT 111772 TO HOLD the same unto the Tenant for the Term YIELDING AND PAYING THEREFOR FIRST from the 15th day of December 1997 until the first Date of Review (as that expression is hereinafter defined) the yearly rent of Ninety six thousand pounds (pound sterling96,000) and for the remainder of the Term the yearly rent to be agreed or determined as hereinafter appearing such rent to be paid in advance without any deduction or set


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        off by equal quarterly payments on the four usual quarter days in every year save that the first of such payments or a proportionate part thereof shall be made on the 15th day of December 1997 and shall be the appropriate proportion of the said yearly rent from the 15th day of December 1997 to next succeeding quarter day AND SECONDLY by way of additional rent on demand a fair proportion to be determined by the Landlord or the Landlord's Surveyors for the time being of all sums of money (including any increased premium payable as a result of the use of the Demised Premises by the Tenant or other occupiers thereof) as may be expended by the Landlord in effecting or maintaining the insurance of the Demised Premises against the Insured Risks provided that in particular no deduction shall be allowed to or made by the Tenant in respect of any agency allowance or other commission or discount whether paid or allowed to the Landlord itself or otherwise and the full nominal or gross amount of each sum or premium (before deduction of any such allowance commission or discount) shall be treated as expended by the Landlord for the said insurance and the Landlord shall be entitled to retain for its own benefit the said agency allowance other commission or discount so allowed AND THIRDLY also by way of additional rent payable in accordance with Clause 3.30 the Service Charge PROVIDED THAT if and whenever the Tenant shall pay the said rent or rents after the day on which the same shall become due the Tenant shall pay to the Landlord Interest and the amount of Interest so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

3       THE TENANT HEREBY COVENANTS with the Landlord as follows:

        3.1     RENTS

        To pay the respective rents herein reserved including any increased rent at the times and in the manner provided by Banker's Standing Order or Direct Debit or such other means as the Landlord may require provided that any payment made by Standing Order or Direct Debit will not be treated as having been made until the monies are received by the Landlord's bank TOGETHER WITH any tax now or hereafter imposed on the payments of rents other than one required by statute to be borne by the Landlord and without prejudice to any other rights of the Landlord to pay to the Landlord on demand an amount equal to Interest on any rent or other payment of whatsoever nature due from the Tenant to the Landlord (including any rent or other payment not demanded nor if demanded not accepted by the Landlord because of the Tenant's breach of covenant) in respect of the period from the due date until payment is received or accepted

        3.2     OUTGOINGS


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        To pay and discharge all existing and future rates taxes duties charges assessments impositions and outgoings of any description whatsoever which are now or may at any time hereafter be assessed charged or imposed upon or be payable in respect of the Demised Premises or any part thereof or on the owner or occupier thereof (save only for any occasioned by any disposition or dealing with or the ownership of any estate or interest expectant on the reversion on the termination of the term) PROVIDED ALWAYS THAT where such rate tax duty charge or assessment is assessed or levied on the Landlord the Tenant shall have the right to require the Landlord to appeal such rate tax duty charge or assessment and to conduct such appeal as reasonably directed by the Tenant subject to the Tenant indemnifying the Landlord against all costs expenses claims and liability directly or indirectly incurred by the Landlord in respect of such appeal and without prejudice to the generality of the foregoing to pay to the Landlord the amount of any rates or surcharge payable by the Landlord after the date of termination of the term through the Landlord's ability to claim void rate relief for the maximum period (commencing on the date of termination of the term) which would have been allowed had the Demised Premises been occupied up to the date of the termination of the term up to a maximum amount payable by the Tenant to the Landlord under this sub-clause equal to one half of the total relief available

        3.3     JOINT OUTGOINGS

        In the event of any rates taxes duties charges assessments impositions or outgoings being assessed charged or imposed upon or being payable during the Term in respect of any premises of which the Demised Premises or any part thereof form part or jointly with other premises to bear and pay to or by the direction of the Landlord the proportions of the same which are fairly and properly attributable to the Demised Premises or any part thereof as certified by the Landlord or the Landlord's Surveyors and to keep the Landlord effectually indemnified against the same

        3.4     COST OF SERVICES CONSUMED

        To pay for all (or where applicable a due proportion of the cost of) gas and electricity and other fuel or power consumed and water telephone and any other services in or to the Demised Premises and the rent of all meters and any other charges for the supply thereof and to comply with all regulations and requirements of the Boards or other Authorities and Companies supplying the same

        3.5     REPAIR AND DECORATION


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                3.5.1   At all times (except in the case of damage by any of the
                        Insured Risks save to the extent that such policies shall have been vitiated or payment refused in consequence of some act or default of the Tenant) to the satisfaction of the Landlord or the Landlord's Surveyors well and substantially to maintain cleanse repair and keep in good and substantial repair order and condition (and renew by way of repair) the whole of the Demised Premises and every part thereof including without prejudice to the generality of the foregoing the sanitary water heating cooling and ventilating apparatus the fire escapes roadways paths walls sewers drains conduits gutters watercourses pipes cables wires ducts and mains and apparatus associated therewith and any equipment fixtures and fittings ancillary thereto forming part of the Demised Premises and as and when required by the Landlord to clean and repoint any external stone and brickwork of the Demised Premises

                3.5.2 To paint with three coats of good quality paint in colours approved by the Landlord in a proper and workmanlike manner or to treat with appropriate materials all the wood iron stucco and cement work and other parts of the Demised Premises heretofore or usually or properly painted or otherwise treated as to the external work in every third year of the Term and in the last year of the Term or on sooner determination (howsoever determined) of the Term and as to the internal work in every fifth year and in the last year of the Term or on sooner determination (howsoever determined) of the Term and after every painting to grain polish varnish wash stop whiten and colour all such parts as are usually so treated and to repaper with suitable paper of good quality the parts usually papered

                3.5.3 To clean the inside and outside of all windows of the Demised Premises as often as necessary

                3.5.4 To enter into specialist contracts for the proper servicing and maintenance at intervals of not less than once a year of any boiler heating and hot water systems lifts plant sprinklers fire alarms and air conditioning such contracts or copies thereof to be produced to the Landlord on request

                3.5.5 To keep all landscaped areas of the Demised Premises in a neat and tidy condition and duly tended


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                3.5.6   To maintain repair cleanse and light that part of the
                        roadway and pathway within the Development coloured purple on the Plan

        3.6     WORKS

        At the Tenant's own expense to execute all such works as may under any Act of Parliament or bye-law of any local or other Public Authority already or hereafter to be passed be required by any Local or Public Authority to be executed whether by the Landlord or Tenant thereof at any time during the Term upon or in respect of the Demised Premises or the user thereof authorised by this Lease or for the benefit of the persons employed therein AND not to do or omit any act or thing by reason of which the Landlord may incur or have imposed on it or become liable to pay any penalty and at all times as well after as before the determination of the Term to keep the Landlord indemnified against all liability loss damages costs and expenses arising out of or incidental to any contravention of or non-compliance with the provisions of this sub-clause and to conform in all respects with the provisions of and regulation under any Act of Parliament or bye-law which may be applicable to the Demised Premises

        3.7     NOTICES

        Forthwith to give notice in writing to the Landlord of any defect in the state of the Demised Premises which would or might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with any duty of care imposed on the Landlord pursuant to the Defective Premises Act 1972 and to indemnify and to keep indemnified the Landlord from and against all loss claims actions costs or demands arising from any failure to give such notice and at all times to display and maintain any notices (including the wording thereof) which the Landlord may from time to time display or require to be displayed at the Demised Premises

        3.8     ENTRY

                3.8.1 To permit the Landlord and the Landlord's Surveyors with or without workmen and others at all reasonable times in the daytime after first giving reasonable notice to the Tenant to enter the Demised Premises to view the condition thereof and to take inventories of the Landlord's fixtures and fittings and to make inspections in order to value the Demised Premises for insurance sale rent review or other reasonable purposes


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                3.8.2   To permit the Landlord and the lessees of the Landlord
                        and their respective employees workmen and agents and any other persons entitled thereto to enter upon the Demised Premises upon forty-eight hours notice (except in emergency) without compensation (beyond making good damage to the Demised Premises) to exercise the rights set out at paragraphs 3, 4 and 5 the Third Schedule hereto

        3.9    FAILURE TO REPAIR

        To comply with any notice in writing which the Landlord shall give to the Tenant or leave for the Tenant upon the Demised Premises specifying any want of repair or decoration for which the Tenant is liable under the covenants herein contained and if the Tenant shall not within three calendar months after the date of such notice complete the execution of all work necessary to make good such wants of repair or decoration to permit the Landlord (but without prejudice to the right of re-entry hereinafter contained) to enter the Demised Premises and carry out such work and all expenses thereby incurred shall on demand be paid by the Tenant to the Landlord and if the same shall not be so paid within ten days of the date of demand they shall be added to the rent hereinbefore reserved and be recoverable as rent and shall carry Interest from the date of demand to the date of actual payment

        3.10    ALTERATIONS

                3.10.1 Not to make any addition or alteration to the exterior or structure or to any principal or load bearing wall beam or girder or to any means of access or to the elevation external design appearance or external decorative scheme of the Demised Premises nor to erect any new building or structure of any kind on any part of the Demised Premises

                3.10.2 Subject to the preceding sub-clause hereof not without the Landlord's previous written consent such consent not to be unreasonably withheld to make any addition or alteration to the interior or to the internal arrangement partitioning design or appearance of the Demised Premises or to the electrical wiring or to the heating or air conditioning plant equipment and apparatus (if any) or sprinkler system (if any) in the Demised Premises except in accordance with plans and specifications thereof previously submitted at the Tenant's expense in quadruplicate to and approved in writing by the Landlord and in a manner approved by the Landlord and in accordance with any relevant terms conditions


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                        recommendations and regulations of the Institution of
                        Electrical Engineers and the electricity and water supply and fire control authorities and the insurance company with whom the Demised Premises are for the time being insured PROVIDED ALWAYS THAT no such alterations additions modifications or erections shall be carried out until the Landlord has issued its consent in writing to which the Tenant shall if required by the Landlord join as a party in order to give such covenants including those relating to reinstatement as the Landlord may reasonably require (such consent subject to compliance with the foregoing not to be unreasonably withheld)

                3.10.3 To submit to the Landlord such other plans elevations sections and specifications necessary to enable the Landlord to consider any application for such approval and to pay the costs fees and disbursements (including fees paid for professional advice) whether such approval be granted or not incurred by the Landlord consequent upon any such application or upon any reinstatement

                3.10.4 Before the end of the Term or forthwith upon sooner determination thereof or the determination of any extension thereof if so required by the Landlord to reinstate the Demised Premises to the reasonable satisfaction of the Landlord's Surveyors to the state and condition as that existing at the commencement of the Term

                3.10.5 Notwithstanding the above the Tenant shall be entitled (with the consent of the Landlord) to install alter or remove demountable partitions which do not affect the structure of the Demised Premises

        3.11    INSURANCE

        Not to do or permit or suffer to be done anything whereby the policy or policies of insurance in respect of the Demised Premises or of any adjoining or nearby property may become void or voidable and to repay to the Landlord all sums paid by way of increased premiums and all expenses incurred by the Landlord in or about any renewal of such policy or policies rendered necessary by a breach of this covenant and in the event of the Tenant doing anything which shall increase the rate of premium for insuring the Demised Premises or any adjoining premises of the Landlord to a rate higher than that previously charged in respect of premises similar to the Demised Premises or any adjoining premises of the Landlord to pay the revised premium for insuring the Demised Premises or any adjoining premises of the Landlord and if such sums


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        expenses and premiums shall not be paid within Fourteen days of the date of demand they shall be added to the rent hereinbefore reserved and be recoverable as rent and shall carry Interest from the date of demand to the date of actual payment

        3.12    DEALINGS


                3.12.1 The Tenant must not hold the Demised Premises on trust for another. The Tenant must not part with possession of the Demised Premises or any part of them or permit another to occupy them or any part of them except pursuant to a transaction permitted by and effected in accordance with the provisions of this Lease


                3.12.2 The Tenant must not assign sublet or charge part only of the Demised Premises nor charge the whole of the Demised Premises


                3.12.3 Subject to clauses 3.12.4 and 3.12.5 the Tenant must not assign the whole of the Demised Premises without the consent of the Landlord whose consent may not be unreasonably withheld or delayed


                3.12.4 If any of the following circumstances which are specified for the purposes of the Landlord and Tenant Act 1927 section 19(1A) applies either at the date when application for consent to assign is made to the Landlord or after that date but before the Landlord's consent is given the Landlord may withhold his consent and if after the Landlord's consent has been given but before the assignment has taken place any such circumstances apply the Landlord may revoke his consent, whether his consent is expressly subject to a condition as referred to in subclause 3.12.5.4 or not. The circumstances are:


                        3.12.4.1 that any sum due from the Tenant under this
                                Lease remains unpaid or if the reasonable opinion of the Landlord there is a subsisting material breach of covenant in this lease on the part of the Tenant


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                        3.12.4.2 that in the Landlord's reasonable opinion the
                                assignee is not a person who is likely to be able to comply with the tenant covenants of this Lease and to continue to be able to comply with them following the assignment


                        3.12.4.3 that the proposed assignee is an associated
                                company of the Tenant


                        3.12.4.4 that the proposed assignee is not resident in
                                Great Britain


                        provided that whilst the Tenant remains Plantronics Limited clauses 3.12.4.3 and 3.12.4.4. shall not apply


                3.12.5 The Landlord may impose any or all of the following conditions which are specified for the purposes of the Landlord and Tenant Act 1927 section 19(1A) on giving any consent for an assignment by the Tenant, and any such consent is to be treated as being subject to each of the following:


                        3.12.5.1 a condition that on or before any assignment
                                and before giving occupation to the assignee the Tenant requesting consent to assign, together with any former tenant who by virtue of the 1995 Act section 11 was not released on an earlier unauthorised assignment of this Lease must enter into an authorised guarantee agreement in favour of the Landlord in the terms set out in the Fifth Schedule


                        3.12.5.2 a condition that if reasonably so required by
                                the Landlord on an assignment to an individual or body corporate or partnership or other person not being a Government Department the assignee must ensure that a guarantor or guarantors reasonably acceptable to the Landlord enter into a guarantee of the covenants of the assignee the guarantee to be in the terms set out in the Fifth Schedule


                        3.12.5.3 a condition that upon or before any assignment
                                the Tenant making the request for consent to assign must give to the Landlord a copy of the


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                                health and safety file required to be maintained
                                under the Construction (Design and Management) Regulations 1994 containing full details of all works undertaken to the Demised Premises by that Tenant and


                        3.12.5.4 a condition that if at any time before the
                                assignment the circumstances specified in clause 3.12.4, or any of them apply the Landlord may revoke the consent by written notice to the Tenant


                3.12.6 The Tenant must not sublet the whole of the Demised Premises without the consent of the Landlord whose consent may not be unreasonably withheld or delayed


                3.12.7 Every permitted sublease must be granted, without a fine or premium at a rent not less than the open market rent payable in respect of the Demised Premises to be approved by the Landlord before the sublease or in default of any such approval as may be determined by a single arbitrator in accordance with the Arbitration Act 1996 or by an expert (as the Landlord shall elect) and as additional yearly rents amounts equivalent to and consistent with the additional rents hereby reserved and the open market rent to be payable in advance on the days on which such rent is payable under this Lease. Every permitted sublease must contain provisions approved by the Landlord


                        3.12.7.1 for the upwards only review of the rent
                                reserved by it on the basis set out in clause 7 and on the Dates of Review


                        3.12.7.2 prohibiting the subtenant from doing or
                                allowing anything in relation to the Demised
                                Premises inconsistent with or in breach of the provisions of this Lease


                        3.12.7.3 for re-entry by the sublandlord on breach of
                                any covenant by the subtenant


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                        3.12.7.4 imposing an absolute prohibition against all
                                dealings with the Demised Premises other than assignment of the whole


                        3.12.7.5 prohibiting assignment of the whole of the
                                Demised Premises without the consent of the Landlord under this Lease


                        3.12.7.6 requiring the assignee on any assignment of the
                                sublease to enter into direct covenants with the Landlord to the same effect as those contained in clause 3.12.8


                        3.12.7.7 prohibiting the subtenant from holding on trust
                                for another or permitting another to share or occupy the whole or any part of the Demised Premises


                        3.12.7.8 imposing in relation to any permitted
                                assignment the same obligations for registration with the Landlord as are contained in this Lease in relation to dispositions by the Tenant


                3.12.8 Before any permitted subletting the Tenant must ensure that the subtenant enters into a direct covenant with the Landlord that while the subtenant is bound by the tenant covenants of the sublease and while he is bound by an authorised guarantee agreement the subtenant will observe and perform the tenant covenants contained in this Lease except the covenant to pay the rent reserved by this Lease and in that sublease


                3.12.9 In relation to any permitted sublease, the Tenant must enforce the performance and observance by every subtenant of the provisions of the sublease and must not at any time either expressly or by implication waive any breach of the covenants or conditions on the part of any subtenant or assignee of any sublease, or without the consent of the Landlord, whose consent may not be unreasonably withheld or delayed vary the terms of any permitted sublease

        3.13    SHARING OF OCCUPATION


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        Not to share the occupation of the whole or part of the Demised Premises
        PROVIDED ALWAYS THAT any Tenant for the time being being a limited company may with the consent of the Landlord (such consent not to be unreasonably withheld) share the occupation of the Demised Premises with a company within the same group (as that expression is defined in Section 42 of the Landlord and Tenant Act 1954) PROVIDED FURTHER THAT no such sharing of occupation shall be effected so as to afford the relevant company security of tenure in the relevant premises nor to create a relationship of lessor and lessee

        3.14    REGISTRATION

        Within twenty-one days from the date thereof to produce of every assignment underlease transfer mortgage charge probate letters of administration order instrument or other writing effecting or evidencing any transmission or devolution of any estate or interest (derivative or otherwise) in the Demised Premises to the Landlord or its solicitors for registration and to leave a certified copy of the same to pay to the Landlord or its solicitors a reasonable registration fee (being not less than ten pounds)

        3.15    USER

                3.15.1 Not to use the Demised Premises or any part thereof otherwise than for purposes within Classes BI and B8 of The Town and Country Planning (Use Classes) Order 1987 together with ancillary car parking

                3.15.2 In the event of the Demised Premises remaining unoccupied for seven days to give notice to that effect to the Landlord and to ensure that the premises are properly locked and secured and to make such other provisions for supervision and security of the Demised Premises as the Landlord shall reasonably consider necessary

        3.16    STATUTORY REQUIREMENTS

                3.16.1 To comply at all times during the Term with all statutory and other requirements for ensuring the health safety and welfare of the persons (including disabled persons) using or employed in or about the Demised Premises or any part thereof and in particular but without prejudice to the generality of the foregoing the Factory Act 1961 the Offices Shops and Railway Premises Act 1963 and the

                        Health and Safety at Work Act 1974 or any statutory modification or re-enactment thereof for the time being in force and all regulations and orders made thereunder and to indemnify and keep the Landlord indemnified against any breach or non observance thereof or any liability in respect thereof and also to produce to the Landlord on demand sufficient evidence of compliances as aforesaid

                3.16.2 Without prejudice to the generality of clause 3.16.1 the Tenant must comply with the provisions of the Construction (Design and Management) Regulations 1994 ('the CDM Regulations'), be the only client as defined in the provisions of the CDM Regulations, fulfil, in relation to all and any works, all the obligations of the client as set out in or reasonably to be inferred from the CDM Regulations, and make a declaration to that effect to the Health and Safety Executive in accordance with the Approved Code of Practice published from time to time by the Health and Safety Executive in relation to the CDM Regulations.

                3.16.3 At the end of the Term, the Tenant must forthwith deliver to the Landlord any and all health and safety files relating to the Demised Premises in accordance with the CDM Regulations

        3.17    NUISANCE

                3.17.1 Not to do on the Demised Premises or any part thereof or on adjoining or neighbouring premises any act matter or thing whatsoever nor cause any smoke effluvia vapour grit smells or odour which shall in the opinion of the Landlord be or become a nuisance danger damage annoyance inconvenience or disturbance to the Landlord or the owners tenants or occupiers of any adjoining or neighbouring property And not to hold any sale by auction on the Demised Premises And not to carry on upon the Demised Premises or any part thereof any offensive or noisy trade business manufacture or occupation or use the Demised Premises for any illegal or immoral or political purpose and not to allow any person to reside or sleep in the Demised Premises nor to cook or re-heat or prepare in any way any food therein save as a minor facility to those employed within the Demised Premises and not to play any loud music on the Demised Premises

                3.17.2 To pay all costs charges and expenses incurred by the Landlord in abating any nuisance public or private caused by the Tenant or any occupant of the Demised

                        Premises or its or their servants agents licensees and invitees whether emanating from the Demised Premises or otherwise affecting the Demised Premises and executing all such works as may be necessary for abating any such nuisance or for remedying any other matter in connection with the Demised Premises whether or not in obedience to a notice served by a Local Authority

                3.17.3 Not to form any refuse dump or rubbish or scrap heap on the Demised Premises but to keep all waste materials and other discarded matter in suitable receptacles and to remove or cause to be removed daily all perishable or malodorous refuse and not less frequently than once a week all other refuse rubbish or scrap which may have accumulated on the Demised Premises and all used tins cans boxes and other containers and comply with such directions and regulations as the Landlord may prescribe for the disposal of rubbish and generally to keep the Demised Premises and any pavement or forecourt space between the Demised Premises and any adjoining premises in a clean and tidy condition free from deposits of materials or refuse and not to bring or keep upon the Demised Premises anything which is or may become in the opinion of the Landlord untidy unclean unsightly or in any way detrimental to the amenity of the neighbourhood

                3.17.4 Not to allow to pass into the sewers drains or watercourses serving the Demised Premises any noxious or deleterious effluent or other substance which will cause an obstruction in or injure the said sewers drains or watercourses and in the event of obstruction or injury forthwith to make good such damage to the reasonable satisfaction of the Landlord's Surveyors

                3.17.5 Not for any reason to store or stack any goods on any part of the Demised Premises which may for the time being be unbuilt upon or use any part thereof as a stacking area or for carrying out any industrial process or for the repair and maintenance of motor vehicles

        3.18    WEIGHT

        Not to allow any article of excessive weight to be placed on the floors or to be hung from the walls or roof or roof members or ceilings of the Demised Premises so as to be likely to cause damage to the Demised Premises or other premises or which may be in excess of the weight which such floors walls roof and ceilings are calculated to bear with due margin for safety and in case of any dispute arising out of this sub-clause the decision of the Landlord's Surveyors shall be binding on the Tenant

        3.19    EASEMENTS

        Not to stop up or obstruct any windows or light belonging to the Demised Premises or to any other building belonging to the Landlord nor knowingly to permit or suffer any encroachment upon the Demised Premises or any part thereof or the acquisition of any new right of light passage drainage or other easement to be acquired on over or under the Demised Premises or any part thereof and if any such encroachment or easement shall be made or threatened to be made forthwith to give written notice to the Landlord and at the request and cost of the Landlord to do all such things as may be proper for the purpose of preventing the making of such encroachment or the acquisition of such easement or right and if the Tenant shall omit or neglect forthwith to do all such things as aforesaid it shall be lawful for the Landlord or its agents officers servants and workmen to enter upon the Demised Premises and to do the same

        3.20    SIGNS

        Not to place or expose upon any part of the exterior or in any windows or upon the exterior of any walls of the Demised Premises any advertisement hoarding notice name-plate board sign or inscription (whether illuminated or otherwise) except such as shall be previously approved by or on behalf of the Landlord such approval not to be unreasonably withheld or delayed

        3.21    PLANNING

                3.21.1 Within seven days of receipt to give full particulars to the Landlord of any notice or order or a proposal for a notice or order made given or issued to the Tenant by a Planning Authority under or by virtue of Planning Law and if so required by the Landlord to produce such notice order or proposal for a notice or order to the Landlord and also without delay to take all reasonable or necessary steps to comply with any such notice or order and also at the request and cost of the Landlord to make or join with the Landlord in making such objection or objections or representation or representations against or in respect of any such notice order or proposal as the Landlord shall reasonably deem expedient

                3.21.2 Not to do or omit or suffer to be done or omitted any act or thing in on or respecting the Demised Premises required to be omitted or done (as the case may be) by Planning Law and at all times hereafter to indemnify and to keep indemnified the Landlord against all actions proceedings costs claims demands and expenses in respect of such act or thing contravening the provisions of Planning Law

                3.21.3 to carry out before the expiration or sooner determination of the Term any works stipulated to be carried out to the Demised Premises as a condition of any planning permission which may have been granted (other than to the Landlord) and implemented (in part or whole) during the Term

                3.21.4 if the Tenant shall receive or shall have been entitled to receive any compensation in relation to its leasehold interest in the Demised Premises resulting from any restriction imposed upon the use of the Demised Premises under or by virtue of Planning Law the Tenant shall on the determination or expiration of its leasehold interest forthwith make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation

                3.21.5 not to make any planning application relating to the Demised Premises without the Landlord's prior written consent such consent not to be unreasonably withheld or delayed

                3.21.6 if and when called upon so to do to produce to the Landlord all such plans documents and other evidence as the Landlord may require in order to satisfy itself that the provisions of this sub-clause have been complied with in all respects

        3.22    LETTING BOARDS

        Provided the Tenant has not made an application to the Court for the renewal of this Lease under the Landlord and Tenant Act 1954 to permit the Landlord to place and maintain in prominent positions notice boards indicating that the Demised Premises are to be sold or (during the last six months of the Term) let and to allow intending purchasers or lessees reasonable facilities for viewing the Demised Premises

        3.23    YIELD UP

        To yield up to the Landlord or as it may direct at the end of the Term the Demised Premises with full vacant possession together with all additions and improvements made thereto (unless the Landlord shall require reinstatement of the Demised Premises to their original condition) and all fixtures (other than Tenant's fixtures) all in such repair order and condition in accordance with the Tenant's covenants herein contained having replaced any of the Landlord's fixtures and fittings as require replacement with those of similar quality and value and having removed all signs and made good any damage thereby caused

        3.24    DANGEROUS SUBSTANCES

        Not to keep or to permit or suffer to be kept on the Demised Premises any materials of a dangerous noxious combustible or explosive nature the keeping of which may contravene any statute or order or local regulation or bye-law or constitute a nuisance to the occupiers of neighbouring property and not to carry on or to permit or suffer to be carried on upon the Demised Premises any trade of a noxious or offensive nature

        3.25    INDEMNITY

        To indemnify and keep the Landlord indemnified from and against all actions proceedings costs claims demands expenses and liability in respect of the death of or any injury to any person and in respect of any damage to any property movable or immovable or in respect of the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising in any way directly or indirectly out of the repair or state of repair of the Demised Premises or any part thereof or the execution by the Tenant of any alteration or addition to the Demised Premises or the non-performance or breach of any of the Tenant's covenants or the conditions herein contained and to insure and keep insured in the joint names of the Tenant and the Landlord with an insurance company of repute and approved by the Landlord a reasonable amount (not being less than any amount from time to time to be approved by the Landlord such approval not to be unreasonably withheld or delayed) in respect of such expenses costs claims damages demands and any other liability aforesaid and to pay all premiums therefor when required and to produce to the Landlord whenever required a copy of the policy and of the receipt for the last premium due thereunder

        3.26    VAT

                3.26.1 If Value Added Tax shall be chargeable by the Landlord in respect of any rents fees and charges payable hereunder or otherwise in respect of any supplies (as defined in the Value Added Tax legislation from time to time in force) made to the Tenant to pay to the Landlord in addition to any amounts otherwise payable the amount of the Value Added Tax so chargeable

                3.26.2 if any payment hereunder (not being a payment to which Value Added Tax is added pursuant to sub-clause (a) hereof) shall be in reimbursement of any expenditure by or on behalf of the Landlord which includes Value Added Tax to pay also so much of the Value Added Tax as is not recoverable by the Landlord as an input

        3.27    COSTS

        To pay:

                3.27.1 to the Landlord all costs charges and expenses (including legal costs and fees payable to a Surveyor) which may be incurred by the Landlord in or in contemplation of any proceedings under Sections 146 and 147 of the Law of Property Act 1925 (whether or not any right of re-entry or forfeiture has been waived by the Landlord or the Tenant has been relieved under the provisions of the said Act) or in connection with any application to any Planning Authority or under Planning Law or of any application to the Landlord for any consent pursuant to the covenants herein contained and of any Schedule of Dilapidations whether prepared or served before or after the expiry or sooner determination of this Lease and to keep the Landlord fully and effectually indemnified against all costs expenses claims and demands whatsoever in respect of the said applications consents and proceedings

                3.27.2 the legal charges and surveyors' fees incurred by the Landlord resulting from all applications by the Tenant for any consent required by this Lease including legal charges and surveyors' and other professional fees incurred in consequence of such applications in cases where consent is refused or the application is withdrawn

                3.27.3 all legal and other costs incurred by the Landlord in recovering or attempting to recover whether by any legal process including distress or by correspondence or otherwise rent and items being treated as rent

        3.28    VEHICLES

        Not to park or permit or suffer any kind of vehicle to be parked on any access road or loading bay or obstruct in any way any access the use of which is common to the Demised Premises and any adjoining or nearby property of the Landlord nor to load or unload or permit or suffer the loading or unloading of goods except as permitted by the terms of the Second Schedule

        3.29    REGULATIONS

        To comply with the regulations set out in the Fourth Schedule hereto and any other reasonable regulations made by the Landlord from time to time for the management of the Demised Premises and any land or premises used or to be used in common or jointly with any other person

        3.30    SERVICE CHARGE

        To pay to the Landlord on written demand as further and additional rent the Service Charge

        3.31    TITLE COVENANTS

        To comply with the covenants contained or referred to in the charges register of title number WT 111772 hereto in so far as they relate to the Demised Premises and to indemnify and keep indemnified the Landlord against all costs claims and demands in respect of any breach or non-performance thereof

        3.32    CONSENT TO LANDLORD'S RELEASE

        Not to unreasonably withhold consent to a request made by the Landlord under the 1995 Act section 8 for a release from all or any of the landlord's covenants of this Lease

4 THE LANDLORD HEREBY COVENANTS with the Tenant (subject to payment by the Tenant of the rents hereby reserved and compliance by the Tenant of all covenants and conditions hereunder and not so as to impose any liability upon the Landlord after it has parted with its interest in the Demised Premises) as follows:-

        4.1     QUIET ENJOYMENT

        That the Tenant paying the rents and performing and observing the several covenants and conditions herein contained and on the Tenant's part to be performed and observed shall (subject to all rights of entry hereunder for the Landlord and others authorised by it) peaceably and quietly hold and enjoy the Demised Premises during the Term hereby without any interruption or disturbance from or by the Landlord or any person or persons claiming under or in trust for them or by virtue of title paramount

        4.2     TO INSURE

        At all times during the Term to keep the Demised Premises or any premises of which the Demised Premises form part insured (unless such insurance shall be vitiated by any act of the Tenant or any other occupier of such premises or any part thereof or their respective servants agents licensees or invitees) against loss or damage by the Insured Risks in some Insurance Office of repute to be nominated by the Landlord for the Landlord's opinion of the full cost of reinstatement thereof and to pay all premiums necessary for that purpose and if the Tenant so demands at its cost to produce to the Tenant details of the terms of the policy of insurance and evidence that the current year's premium has been paid and to use all reasonable endeavours to procure that the interest of the Tenant is noted on the policy and to notify the Tenant of any material changes in the risks covered by the policy and further that in case of destruction or damage to the Demised Premises or any premises of which the Demised Premises form part by way of the Insured Risks will subject to the provisions of any Act of Parliament or local bye-law for the time being in force with all due speed apply for and diligently pursue an application for planning permission for the Works of reinstatement and upon receipt of the same with all due speed spend and lay out all monies received in respect of such insurance (except sums in respect of loss of rent) in rebuilding or reinstating in a good and substantial manner those premises so destroyed or damaged and making good any shortfall in the insurance money Provided that if the rebuilding or reinstatement of the Demised Premises or any premises of which the Demised Premises form part shall be prevented or frustrated all such insurance monies shall belong absolutely to the Landlord and shall be paid to the Landlord accordingly PROVIDED that in any reinstatement after damage by any of the insured risks the Landlord shall not be obliged to reinstate in accordance with the plans sections elevations and specifications of the existing building but (so far as is reasonably practicable) and consistent with planning and all other relevant statutes bye-laws and regulations) shall provide the Tenant with accommodation reasonably equivalent to that hereby demised the covenants and conditions contained in this Lease to apply thereto in all respects mutatis mutandis as they apply to the Demised Premises

        4.3     SERVICES

                4.3.1 To use its best endeavours to procure that the roadways coloured brown and coloured yellow on the Plan and Service Media are kept in good repair and condition (and shall renew the same whenever necessary) and properly cleansed and lit as appropriate

                4.3.2 To use its best endeavours at the Tenants request to enforce the covenants on the part of Interface (Wootton Bassett) Management Company Limited contained in a deed of covenant dated 1st April 1992 referred to in entry No. 6 of the charges register of title number WT 111772

5       PROVISOS

        PROVIDED ALWAYS and these presents are upon the following express conditions

        5.1     FORFEITURE

        If the said rents or any part thereof shall at any time be unpaid for Fourteen days after the same shall have become due (whether any legal demand therefor shall have been made or not) or if the Tenant shall at any time fail to perform or observe any of the covenants by the Tenant or the conditions herein contained or shall enter into any arrangement or composition for the benefit of the Tenant's creditors or permit any execution to be levied on the Demised Premises or if the Tenant being a person or persons shall become bankrupt or have a receiving order made against him or them or if the Tenant being a company shall enter into liquidation whether compulsory or voluntary (save voluntarily when solvent for the purpose of amalgamation or reconstruction) then and in any such case it shall be lawful for the Landlord or any person duly authorised by the Landlord to re-enter the Demised Premises or any part thereof in the name of the whole and peaceably to hold the Demised Premises thenceforth as if these presents had not been made without prejudice to any right of action or remedy of the Landlord in respect of any breach of any of the covenants by the Tenant or the conditions herein contained

        5.2     EXCLUSION OF RIGHTS

                5.2.1 Neither the Tenant nor the Demised Premises is nor shall become entitled to any right of light or air or to any other right easement or quasi-easement whatsoever (other than those expressly hereby granted) which would or might restrict or interfere with the use for building or any other purposes of any adjoining or neighbouring property and nothing herein contained or implied shall give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any right easement covenant condition or stipulation enjoyed or entered into by any lessee of the Landlord in respect of property not demised by this Lease or prevent or restrict the development or use of any land not demised by this Lease and Section 62 of the Law of Property Act 1925 shall not apply to this Lease and no interest in the soil or premises below or about the Demised Premises is or shall deemed to be included in the demise hereinbefore contained

                5.2.2 The exercise of the easements and rights hereby granted is and shall be subject to due compliance by the Tenant of its covenants herein contained

        5.3     DISPUTES

        Any dispute arising as between the Tenant and any occupier of any adjoining or neighbouring property of the Landlord relating to any easement right or privilege in connection with the Demised Premises or relating to the amount of any contribution towards the expenses of works or to services used in common shall be referred to the Landlord whose decision shall be binding upon the parties to the dispute

        5.4     REMOVAL OF PROPERTY

        If at such time as the Tenant has vacated the Demised Premises on the determination of the Term either by effluxion of time or otherwise any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within fourteen days after being requested by the Landlord so to do the Landlord may as the agent of the Tenant (and the Landlord is hereby appointed by the Tenant to act in that behalf) sell such property and shall then hold the proceeds of the sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it and any other monies due from the Tenant to the Landlord to the order of the Tenant or apply the same towards sums owed by the Tenant to the Landlord PROVIDED ALWAYS THAT if such proceeds of sale shall be insufficient to meet the costs and expenses as aforesaid the Tenant shall pay the amount of the deficiency on demand and will indemnify the Landlord against any claim or liability in respect thereof PROVIDED FURTHER THAT the Tenant will indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant

        5.5     EXCLUSION OF LIABILITY

        The Landlord shall not be liable beyond any sum which may be recovered under any policy or policies of insurance maintained by the Landlord for any loss accident damage or injury which may at any time during the said term be suffered by the Tenant or the Tenant's employees servants agents invitees or licensees or which may be done to the Demised Premises or to any of the goods or property thereon as a result of any neglect or default of the employees servants or agents of the Landlord or of the defective working accidental stoppage or breakage of the Service Media or any part thereof

        5.6     LACK OF WARRANTY

        Nothing contained in this Lease shall be deemed to constitute any warranty by the Landlord that the Demised Premises or any part thereof are authorised for use under Planning Law or are fit or otherwise usable for any specific purpose

        5.7     FEES AND EXPENSES

        The fees expenses and value added tax thereon of any arbitrator incurred in any arbitration proceedings arising directly or indirectly out of this Lease may be paid to the arbitrator by the Landlord notwithstanding that part or all of such fees and expenses are ultimately to be borne by the Tenant and the Tenant shall forthwith upon demand reimburse the Landlord in respect of such payment

        5.8     LANDLORD'S LIABILITY

        Notwithstanding any other provision herein contained the Landlord shall not be liable to the Tenant in respect of any interruption in any service provided pursuant to clause 4.3 of this lease by reason of repair or maintenance of the Common Parts the Service Media or any other premises or damage thereto or destruction thereof by any of the Insured Risks or any breakdown or suspension of any such services or any closure of any of the Common Parts due to any cause beyond the Landlord's control

        5.9     RENT CESSER

                5.9.1 If during the Term the Demised Premises or any part thereof shall at any time during the Term be so damaged or destroyed as to be unfit for occupation and use then (save to the extent that the Insurance monies shall be irrecoverable by reason of any act or default of the Tenant or any underlessee servant visitor agent or licensee of the Tenant) the rent hereby first reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended for the period of 3 years or until the Demised Premises shall again be rendered fit for occupation and use (whichever is the sooner) and any dispute with reference to this proviso shall be referred to arbitration in accordance with the Arbitration Act 1996

                5.9.2 Notwithstanding the terms of clause 5.9.1 above the Landlord shall be entitled to determine this Lease by six months notice in writing to the Tenant to be given at any time after the expiration of 3 years from the date of such damage or destruction if the Landlord is prevented from re-building or reinstating the Demised Premises as a result of its inability to obtain the relevant Planning Permission bye-laws or other necessary consents or as a result of some other circumstance beyond the Landlord's control or if the Lease is legally frustrated and in any such case the term hereby created shall cease and determine the Tenant in any event paying the rents hereby reserved up to the date of such damage or destruction and all Insurance monies shall belong absolutely to the Landlord and shall be paid to the Landlord accordingly

                5.9.3 At any time on or after a date being six months prior to the expiration of a period of 3 years after the date of such damage or destruction the Tenant shall be entitled to serve six months notice in writing on the Landlord determining this Lease provided that any such notice shall be effective only if the re-building or reinstatement of the Demised Premises has not commenced by the date upon which the six months notice shall expire and in any such case the Tenant shall pay the rents hereby reserved up to the date of such damage or destruction and all insurance monies shall belong absolutely to the Landlord and shall be paid to the Landlord accordingly

                5.9.4 The determination of this Lease by the Landlord or the Tenant in accordance with subclauses 5.9.2 and 5.9.3 above shall be without prejudice to the claim of either party for any earlier breach of covenant by the other

        5.10    EXCLUSION OF COMPENSATION

        Subject to Section 38(2) of the Landlord and Tenant Act 1954 the Tenant shall not be entitled on the termination hereof to compensation under
        Section 37 of the said Act

        5.11    NOTICES

        A notice shall be deemed duly served on the Tenant if addressed to the Tenant and left at or sent by registered post or recorded delivery to the Demise Premises and shall be deemed to be duly served on the Landlord if addressed to the Landlord and left at or sent by registered post or recorded delivery to its registered office for the time being or if the Landlord at the time is not a corporate body to the last known address of the Landlord and every such notice shall be deemed to have been served on the day on which it is so left or if posted the day immediately following that on which it is so posted

        5.12    HEADINGS

        All clause headings herein are descriptive only and shall not affect the construction or interpretation of this Lease.

        5.13    NEW LEASE

        This Lease is a new tenancy for the purposes of the 1995 Act section 1

6       INTERPRETATION

        IN this Lease

                6.1.1 where there are two or more persons included in the expression "Tenant" covenants contained in this Lease which are expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally

                6.1.2 words importing the neuter gender only shall include the masculine and feminine gender and words importing the masculine gender only shall include the feminine gender and words importing the singular number only include the plural number and vice versa and

                6.1.3 references in this Lease to any Statute Rule and Order shall be deemed to include every statutory amendment re-enactment and replacement thereof for the time being in force and every statutory instrument rule order notice direction and regulation from time to time in force thereunder save that any references to the Town and Country Planning (Use Classes) Order 1987 herein shall be a reference to the said order excluding any future amendment re-enactment and replacement thereof

                6.1.4 every covenant by the Tenant herein and every other provision hereof that the Tenant will not do or omit to be done or allow any act matter or thing is deemed to be a covenant or (as the case may require) a provision that the Tenant will not permit or suffer the doing or (as the case may require) the omission or allowance thereof and every reference herein (whether expressed or implied) to a consequence of the Tenant having done or having omitted to do or having allowed any act matter or thing is deemed to be a reference extending the consequence of any act or omission or allowance of or by the Tenant's employees servants agents licensees and invitees and any person claiming under the Tenant and that person's employees servants agents licensees and invitees or any of them

7       RENT REVIEW

        7.1 THE yearly rent payable by the Tenant from the expiration of the fifth year of the Term and from the expiration of each period of five years thereafter during the Term (the time in each case being computed from the date of the commencement of the Term and the date of expiration of each such period being herein referred to as "the Date of Review") shall be whichever shall be the higher of:-


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
                7.1.1 the yearly rent payable by the Tenant immediately before the Date of Review

                7.1.2 an amount equal to the rental value (as hereinafter defined) of the Demised Premises at the Date of Review

        7.2 The rental value of the Demised Premises at the Date of Review shall be such an amount as may be agreed between the Landlord and the Tenant or determined in accordance with sub-clause 7.3 of this Clause as representing the best yearly rack rent at which the Demised Premises might reasonably be expected to be let as a whole at the Date of Review in the open market without a fine or premium and with vacant possession by a willing lessor to a willing lessee disregarding any rent free period concessional rent or other financial incentive of any nature which the Tenant might receive or expect to receive in the open market assuming a term equivalent to the residue of the Term at the Date of Review or a term of 15 years (whichever is the longer) and on the assumption (if not a fact) that the lessee has complied in all respects with all the obligations imposed upon the Tenant hereunder (but without prejudice to any rights or remedies of the Landlord in relation thereto) on the same terms and conditions (other than the amount of the rent (but including the provisions for the review thereof)) as this Lease and on the further assumptions that:-

                7.2.1   the user permitted by the lease complies with Planning
                        Law

                7.2.2 the Demised Premises are fit for immediate beneficial occupation and use by the lessee

                7.2.3 if the Demised Premises have been destroyed or damaged they have been fully restored but there being disregarded (if applicable):-

                7.2.4 any goodwill attributable to the Demised Premises by reason of any trade or business carried on thereat by the Tenant or any permitted under tenant

                7.2.5 any effect of any works carried out to the Demised Premises prior to the Date of Review and whether before or after the commencement of the term for which the Landlord shall have given written consent (where required) in accordance with the


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
                        provisions herein contained carried out by the Tenant or any permitted under tenant (or on their behalf) wholly at its own expense otherwise than in pursuance of an obligation to the Landlord or a requirement by any local statutory or public authority

                7.2.6 any effect on rental value of any work carried out by the Tenant or any under tenant or their or its predecessors in title that has diminished such rental value

                7.2.7 any effect on rent of the fact that the Tenant or any permitted under tenant may have been in occupation of the Demised Premises

                7.2.8 (so far as may be permitted by law) all restrictions whatsoever relating to rent or to security of tenure contained in any statute or orders rules or regulations made thereunder

                7.2.9 The Tenants initial fitting out works carried out at its expense pursuant to the agreement to grant this lease made between the parties hereto

        7.3 If by the date one month before the Date of Review the Landlord and the Tenant shall not have agreed on the amount of the rental value as aforesaid then the same shall be determined by an Arbitrator or an Expert (as the Landlord shall direct) who shall in either case be agreed upon by the parties hereto or in default of agreement within fourteen days before the Date of Review by an Arbitrator or Expert to be nominated by the President for the time being of The Royal Institution of Chartered Surveyors upon the application of either party and the decision of such Arbitrator or Expert shall be binding on both the Landlord and the Tenant and the cost of appointment and the fees payable to any such Arbitrator or Expert in respect of any decision made by him shall be borne and paid by the parties hereto in such shares and in such manner as he shall determine

        7.4 In the event that the rental value shall not have been agreed or determined by or before the Date of Review then:

                7.4.1 in respect of the period of time (hereinafter called the "said interval") beginning with the Date of Review and ending on the rent payment day immediately following the date upon which the rental value of the Demised Premises shall


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
                        have been agreed or determined as aforesaid the rent hereby first reserved shall continue to be paid at the rate payable immediately before the Date of Review

                7.4.2 at the expiration of the said interval there shall be due as additional rent payable by the Tenant to the Landlord a sum of money equal to the amount whereby the yearly rent so agreed or determined as aforesaid shall exceed the yearly rent payable immediately before the Date of Review duly apportioned in respect of the said interval together with Interest thereon calculated from the rent payment days upon which the Landlord would have received such amounts had the rental value been agreed before the Date of Review and expiring on the day of payment to the Landlord

        7.5 Notwithstanding the decision of the Arbitrator or Expert hereinbefore referred to in no event shall the rent payable by the Tenant to the Landlord after the Date of Review be less than the rent payable by the Tenant to the Landlord immediately before the Date of Review

        7.6 If at the Date of Review the Landlord shall be obliged legally or otherwise to comply with any enactment or directive (which expression shall include any Act of Parliament now or hereafter in force and any instrument regulation or order made thereunder or deriving validity therefrom) dealing with control of rent and which shall restrict or modify the Landlord's right to revise the rent in accordance with the terms of these presents then the Landlord shall on each occasion that any such enactment or directive is removed relaxed or modified be entitled on giving not less than one month's notice in writing to the Tenant expiring after the date of each such removal relaxation or modification to introduce an intermediate review date (hereinafter called "the Intermediate Review Date") and the rent payable hereunder from the Intermediate Review Date to the next succeeding Date of Review or Intermediate Review Date or until the expiration of the Term (whichever shall first occur) shall be determined in like manner as the rent payable from each Date of Review but substituting for the Date of Review for the purpose of fixing the date upon which the open market rental value is to be fixed the Intermediate Review Date

        7.7 A memorandum recording the yearly rent payable from each Date of Review shall as soon as reasonably possible be endorsed on this Lease and the Counterpart thereof and executed by the Landlord and the Tenant respectively


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
        7.8 Time shall not be of the essence of the contract in agreeing or determining the open market rental value of the Demised Premises under this Lease and the right of the Landlord to a review of the yearly rent payable hereunder shall not be prejudiced by any failure to give or receive any notice or to appoint an independent Arbitrator or Expert under sub-clause 7.3 hereof

8 It is certified that this Lease gives effect to an Agreement for Lease dated _________ 1997

IN WITNESS whereof the parties hereto have executed this Lease as their deed the day and year first before written

                               THE FIRST SCHEDULE

                         Description of Demised Premises

ALL THOSE PREMISES known as Unit C Interface Business Centre Bincknoll Lane Wootton Bassett in the County of Wiltshire including all structural parts thereof as the said premises are shown for the purpose of identification only edged red on the Plan and (for the purpose of obligation but not of grant) all service media exclusively serving the same

THE SECOND SCHEDULE

Rights Included

1 Full and free right and liberty in connection with the use hereby authorised and enjoyment of the Demised Premises for the Tenant its servants and duly authorised agents invitees and visitors for the purpose only of access and egress to and from the Demised Premises at all times to pass and repass with or without vehicles over the roadways shown coloured brown and coloured yellow on the Plan and the estate roads between the Demised Premises and the public highway known as Bincknoll Lane and to pass and repass on foot only over all pavements comprised in the Common Parts and over any forecourt between the same and the Demised Premises subject however to the reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord

2 The right of passage of gas electricity telephone water and soil drainage air smoke or other effluvia from and to the Demised Premises through the Service Media passing along or through or


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
        over upon or under the Development or adjoining land between the Demised Premises and the public highway

3 The right of support and protection for the benefit of the Demised Premises as is now enjoyed thereby from any contiguous premises

4 The right to enter on Unit A after reasonable notice and at reasonable times (except in case of emergency) for the purpose of carrying out any necessary repairs and maintenance to any roadway paths or Service Media used jointly by the Demised Premises and Unit A the Tenant being responsible for making good all damage caused to Unit A by the exercise of this right as quickly as possible

                               THE THIRD SCHEDULE

                                 Rights Reserved

1 The right to build upon or to heighten alter or extend (whether vertically or laterally) any building notwithstanding that the access of light and air or either of them to the Demised Premises and the light windows and openings thereof may be affected

2 The right to the passage of water and soil drainage gas electricity telephone and all other services or supplies and air and smoke from and to any land through the Service Media now or at any time hereafter in over upon under or passing through the Demised Premises

3 The right for the Landlord and also the tenant of Unit A (with or without workmen plant and machinery) at all reasonable times (and at any time in the case of emergency) to enter upon the Demised Premises for the purpose of carrying out any necessary repairs and maintenance to any roadways pathways or Service Media used jointly by the Demised Premises and Unit A the person exercising such right being responsible for making good all damage caused to the Demised Premises by the exercise of this right a quickly as possible

4 The right at all reasonable times (and at any time in the case of emergency) to enter upon the Demised Premises with or without appliances and workmen and others as often as may be necessary for all the purposes for which the Tenant covenants hereunder to permit entry and for the purposes of complying with any statutory requirement


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
5 The right to enter upon the Demised Premises after reasonable notice and at reasonable times (except in each case in case of emergency) in order to build on or into any party walls and to examine repair and rebuild any adjoining or contiguous premises the person or persons exercising such rights making good all damage thereby occasioned to the reasonable satisfaction of the Tenant

6       The right to any support given by the Demised Premises

7 The right at all times to pass and repass with or without vehicles over the roadway coloured purple on the Plan

                               THE FOURTH SCHEDULE

                                   Regulations

1 All loading and unloading and delivery and dispatch of goods shall be done only within any areas designated by the Landlord for that purpose and no unnecessary obstruction shall be caused in any part of the Development

2 No loud speakers television sets radios or other devices shall be used in a manner so as to be heard outside the Demised Promises.

3 The drains and all plumbing facilities shall not be used for any other purpose than that for which they are intended and no foreign substance of any kind shall be placed therein.

4 The Tenant will keep clear and free from obstruction all ventilation or other ducts and flues in the Demised Premises or the Common Parts.

5 The Tenant shall not burn any refuse of any kind in or about the Demised Premises or the Development.

6 The Tenant shall give immediate notice to the Landlord in case of fire accident defects or structural damage in the Demised Premises.

7 The roads within or leading to the Development shall be used only for the purpose of gaining access to and egress from the Demised Premises and no vehicles shall be parked thereon.

8 No vehicles parked on any allocated car parking areas shall be repaired maintained or cleaned thereon apart from any emergency repairs necessary in order to move the vehicle therefrom and no deleterious matter or substance shall be deposited or allowed to be deposited on any car parking spaces


                                 FIFTH SCHEDULE

                      FORM OF AUTHORISE GUARANTEE AGREEMENT



1       Guarantee

        1.1 The Guarantor[s] [jointly and severally] guarantee[s] to the Landlord that the Tenant will pay the rents reserved by and perform and observe all the Tenant's covenants in this Lease throughout the Term and any extension by statute of the tenancy created by this Lease and the Guarantor[s] will pay and make good to the Landlord on demand any losses damages costs and expenses suffered or incurred by the Landlord by reason of any failure of the Tenant to do so

        1.2 This Guarantee is to take effect immediately on the assignment of the Lease to the Tenant and is to remain in force for so long as and to the extent that the Tenant is not released by law from liability for the Tenant's covenants in the Lease

        1.3 In the context of these guarantee provisions, references to the Tenant are to the assignee only (in its capacity as Tenant) with respect to whom this guarantee is given

2       No waiver or release of liability

        The Guarantor[s] is not to be released from liability under these provisions by reason of:

        2.1 any forbearance the granting of time or any other indulgence on the part of the Landlord, including (but without affecting the general operation of this paragraph 2) any granting or extension of time or varying the procedure set out in seventh schedule; or

        2.2 any variation of this Lease, whether or not made with the consent of the Guarantor[s], and the guarantee of Guarantor[s] in paragraph 1 is to operate in relation to this Lease as it may be varied from time to time

3       Guarantor[s] to accept new lease upon disclaimer

        3.1 If this Lease is determined by re-entry by the Landlord or is effectively determined by disclaimer, the Guarantor[s] shall, if the Landlord by notice within three months after the date of determination so requires take from the Landlord a lease of the Premises

        3.2 The Lease to be granted to the Guarantor[s] under paragraph 3.1 is to be on the following terms:

                3.2.1 the term is to commence on the date of termination of this Lease and to be equal to the residue of the Term which would have remained unexpired at that date if this Lease had not then been terminated

                3.2.2 the yearly rent is to be the same as would have been payable under this Lease if it had continued and, if a rent review operative from a review date before the grant of the lease has not been completed, the Guarantor[s] will complete the rent review as if it had been the Tenant under this Lease

                3.2.3 the lease is otherwise to be on the same terms and conditions as would have applied under this Lease if it had continued undetermined; and

                3.2.4 the Guarantor[s] [is][are] to succeed to the rights and assume the liability of the Tenant under this Lease as if the Lease had continued undetermined

4       Subordination of rights of the Guarantor[s]

        4.1 With respect to any sums paid by the Guarantor[s] under this Schedule and to any other rights which may accrue to the Guarantor[s] in respect of any sums so paid or liabilities incurred under this guarantee or in the observance performance or discharge of the obligations and covenants of the Tenant in this Lease, the Guarantor[s] shall rank and be entitled to enforce its rights only after all obligations and covenants under this guarantee have been fully observed and performed, and if they have not the Guarantor[s] shall not:

                4.1.1 seek to recover from the Tenant, or any third party whether directly or by way of set-off lien counterclaim or otherwise or accept any money or other property or security or exercise any rights in respect of any sum which may be or become due to the Guarantor[s] on account of the failure by the Tenant to observe and perform or discharge such obligations or covenants in this Lease;

                4.1.2 claim, prove or accept any payment in composition by way of winding-up, liquidation, bankruptcy or other form of insolvency of the Tenant in competition with the Landlord for any amount whatsoever owing to the Guarantor[s] by the Tenant; nor

                4.1.3 exercise any right or remedy in respect of any amount paid by the Guarantor[s] under this Lease or any liability incurred by the Guarantor[s] in observing performing or discharging the obligations and covenants of the Tenant

        4.2 The Guarantor[s] warrant[s] that it has not taken, and undertakes with the Landlord that it will not without the consent of the Landlord:

                4.2.1 take any security from the Tenant in respect of this guarantee and, if any such security is so taken notwithstanding, it shall be held on trust for the Landlord as security for the respective liabilities of the Guarantor[s] and the Tenant; nor

                4.2.2 be entitled to any right of proof in the bankruptcy, liquidation or other form of insolvency of the Tenant or exercise any other right of the Guarantor[s] discharging his liability in respect of such obligations and covenants





THE COMMON SEAL of

ROYAL LIVER ASSURANCE LIMITED                          [SEAL]

was hereunto affixed in the

presence of


                                [SIG]
                                Member of the Committee of Management


                                [SIG]
                                Secretary







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